UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 8, 2005

MICROVISION, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	0-21221	91-1600822
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

19910 North Creek Parkway

Bothell, Washington 98011

(Address of Principal Executive Office) (Zip Code)

Registrant’s telephone number, including area code: (425) 415-6847

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

Microvision, Inc. (the “Company”) entered into a Stock Purchase Agreement dated August 8, 2005 (the “Purchase Agreement”) with Satellite Strategic Finance Associates, LLC (“SSFA”) and Satellite Strategic Finance Partners, Ltd. providing for the sale of 952,381 shares of the Company’s Common Stock (the “Common Stock”) and warrants to purchase a total of 214,578 shares of the Company’s common stock (the “Warrants”) for an aggregate purchase price of $5,000,000. In addition, the Company and SSFA entered into a Conversion and Modification Agreement dated August 8, 2005 (the “Conversion Agreement”) providing for the issuance by the Company of 124,170 shares of Common Stock and the amendment of the Warrant dated September 10, 2004 issued to Satellite Asset Management, L.P. to adjust the exercise price to $6.84 in consideration for SSFA converting 5,000 shares of the Company’s Class A Convertible Preferred Stock into Common Stock in accordance with its terms. The Company issued the Common Stock and the Warrants described above on August 9, 2005 (the “Closing Date”).

The Warrants expire on August 9, 2010. The initial exercise price of the Warrants are $6.50 per share and are subject to adjustment in the event of certain below market and dilutive issuances.

The Company has also entered into a Registration Rights Agreement with respect to the issuance of Common Stock and exercise of the Warrants. The Company has agreed to file a registration statement with respect to such Common Stock as soon as practicable and in any event within 30 days of the Closing Date, and to use its best efforts to cause the Registration Statement to become effective as soon as practicable thereafter, and in no event later than 120 days following the Closing Date.

The foregoing description is qualified in its entirety by the terms of the Purchase Agreement, the Registration Rights Agreement, the Conversion Agreement and the Warrants attached hereto as Exhibits 10.2, 10.1, 10.3, and 4.1 and 4.2 respectively, which are each incorporated herein by reference.

Item 3.02.	Unregistered Sales of Equity Securities.

The Company issued Common Stock and Warrants on August 9, 2005 in a transaction not involving any public offering pursuant to Section 4(2) of the Securities Act of 1933, as amended. The terms of the issuance are described in Item 1.01 of this Report and are incorporated herein by reference.

Item 9.01.	Financial Statements, Pro Forma Financial Information and Exhibits.

(c) Exhibits.

4.1	Warrant No. 1 to Purchase Common Stock of Microvision, Inc. issued August 9, 2005 to Satellite Strategic Finance Associates, LLC.

4.2	Warrant No. 2 to Purchase Common Stock of Microvision, Inc. issued August 9, 2005 to Satellite Strategic Finance Partners, Ltd.

10.1	Registration Rights Agreement dated as of August 8, 2005 by and between Microvision, Inc., Satellite Strategic Finance Associates, LLC and Satellite Strategic Finance Partners, Ltd.

10.2	Securities Purchase Agreement dated as of August 8, 2005 by and between Microvision, Inc., Satellite Strategic Finance Associates, LLC and Satellite Strategic Finance Partners, Ltd.

10.3	Conversion and Modification Agreement dated as of August 8, 2005 by and between Microvision, Inc. and Satellite Strategic Finance Associates, LLC.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MICROVISION, INC.

By:	/s/ Thomas M. Walker
Thomas M. Walker Vice President, Secretary, and General Counsel

Date: August 10, 2005

EXHIBIT INDEX

Exhibit No.	Description
4.1	Warrant No. 1 to Purchase Common Stock of Microvision, Inc. issued August 9, 2005 to Satellite Strategic Finance Associates, LLC.

4.2	Warrant No. 2 to Purchase Common Stock of Microvision, Inc. issued August 9, 2005 to Satellite Strategic Finance Partners, Ltd.

10.1	Registration Rights Agreement dated as of August 8, 2005 by and between Microvision, Inc., Satellite Strategic Finance Associates, LLC and Satellite Strategic Finance Partners, Ltd.

10.2	Securities Purchase Agreement dated as of August 8, 2005 by and between Microvision, Inc., Satellite Strategic Finance Associates, LLC and Satellite Strategic Finance Partners, Ltd.

10.3	Conversion and Modification Agreement dated as of August 8, 2005 by and between Microvision, Inc. and Satellite Strategic Finance Associates, LLC.